                                                                    EXHIBIT 3.43
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      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
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(FOR BUREAU USE ONLY)                                          Date Received
                                                                 JUN 24 1986
                                      FILED

                                   JUL 7 1986

                                  Administrator
                           MICHIGAN DEPT. OF COMMERCE
                       Corporation & Securities Bureau

                       RESTATED ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
         (Please read Instructions on last page before completing form)

     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

1.   The present name of the corporation is:

                                               CMI International, Inc.

2    The corporation identification number (CID)
     assigned by the Bureau is:                                    0 4 5 - 1 5 5

3.   All former names of the corporation are:
                                              Cast Metal Industries, Inc.

4.   The data of filing the original Articles of Incorporation was:
     December 28, 1960

     The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

ARTICLE I

The name of the corporation is:

                            CMI International, Inc.

ARTICLE II

The purpose or purposes for which the corporation is organized are:

     to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan, including but not limited to, the manufacture and sale of metal components.

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE III

The total authorized capital stock is:

     Common shares 5,000,000                     Par Value Per Share $ .10
1.
     Preferred shares___________________________ Par Value Per Share $__________

and/or shares without par value as follows:

     Common shares__________________________  Stated Value Per Share $__________
2.
     Preferred shares_______________________  Stated Value Per Share $__________

3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

     Shareholders shall have no preemptive rights to subscribe for additional shares.

ARTICLE IV

1.   The address of the current registered office is:

     28240 Grand River               Farmington    ,  Michigan      48024
     ----------------------------------------------             -------------
      (Street Address)                  (City)                   (Zip Code)

2. The mailing address of the current registered office if different than above:

                                                      ,  Michigan
      ------------------------------------------------              ------------
      (P.O. Box)                        (City)                        (Zip Code)

3.   The name of the current resident agent is:     Ray H. Witt

ARTICLE V (OPTIONAL. DELETE IF NOT APPLICABLE.)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholder to be affected by the proposed compromise or arrangement of reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class or shareholders and also on this corporation.

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE VI (OPTIONAL, DELETE IF NOT APPLICABLE.)

Any action required or permitted by the act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holdes of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

     Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

ARTICLE VII (ADDITIONAL PROVISIONS, IF ANY, MAY BE INSERTED HERE; ATTACH ADDITIONAL PAGES IF NEEDED.)

5. These Restated Articles of Incorporation were duly adopted on the 13 day of June, 1986, in accordance with the provisions of Section 642 of the Act.

     These Restated Articles of Incorporation (Complete and execute either a or b below, but not both.)

a. [ ] were duly adopted by the unanimous consent of the incorporators before the first meeting of the Board of Directors.

     Signed this__________ day of ____________________________________, 19______
     ___________________________________________________________________________
     ___________________________________________________________________________

     (Signatures of all incorporators; type or print name under each signature)

b.   (CHECK ONE OF THE FOLLOWING)

     [ ] were duly adopted by the Board of Directors without a vote of the shareholders. These Restated Articles of Incorporation only restate and integrate and do not further amend the provisions of the Articles of Incorporation as heretofore amended and there is no material discrepancy between those provisions and the provisions of these Restated Articles.

     [X] were duly adopted by the shareholders. The necessary number of shares as required by statute were voted in favor of these Restated Articles.

     [ ] were duly adopted by the written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note:
          Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

     [ ] were duly adopted by the written consent of all the shareholders entitled to vote in accordance with Section 407(3) of the Act.

                                                Signed this 13 day of June, 1986

                                                 By /s/ Ray H. Witt
                                                    ---------------------------
                                                        (Signature)

                                                    Ray H. Witt, President
                                                 ------------------------------
                                                 (Type or Print Name and Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE]
DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS
INDICATED IN THE BOX BELOW. Include Name, street and number
(or P.O. box), city, state and ZIP code.

         David L. Tennent                                 Telephone:
         801 W. Big Beaver, #500                           Area Code 313
         Troy, MI 48084                                    Number 362-1300

                          INFORMATION AND INSTRUCTIONS

1. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

2. This document is to be used pursuant to sections 641 through 643 of the Act for the purpose of restating the articles of incorporation of a domestic profit corporation. Restated articles of incorporation are an integration into a single instrument of the current provisions of the corportion's articles of incorporation, along with any desired amendments to those articles.

3. Restated articles of incorporation which do not amend the articles of incorporation may be adopted by the board of directors without a vote of the shareholders. Restated articles of Incorporation which amend the articles of incorporation require adoption by the shareholders. Restated articles of incorporation submitted before the first meeting of the board of directors require adoption by all of the incorporators.

4. Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. The duration of the corporation should be stated in the restated articles of incorporation only if it is not perpetual.

6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7. If the restated articles are adopted before the first meeting of the board of directors, this document must be signed in ink by all of the incorporators. If the restated articles merely restate and integrate the articles, but do not amend, this document must be signed in ink by an authrorized officer or agent of the corporation. If the restated articles amend the articles of incorporation, this document must be signed in ink by the president, vice-president, chairperson, or vice-chairperson.

8    FEES: Filing fee (Make remittance payable to State of Michigan)...........
     ........$10.00 Franchise fee (payable only if authorized capital stock has increased) -- 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

9.   Mail form and fee to:
       Michigan Department of Commerce
       Corporation and Securities Bureau
       Corporation Division
       P.O. Box 30054
       Lansing. MI 48909
       Telephone: (517) 373-0493

GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE]                                     873D#3337  0608  DRG&FI  $10.00
-------------------------------------------------------------------------------
     MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
-------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                           Date Received
                                                                   JUN 8 1987
                                     FILED

                                  JUN 22 1987

                                 Administrator
                        MICHIGAN DEPARTMENT OF COMMERCE
                        Corporation & Securities Bureau

                                    RESTATED
           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                        FOR USE BY DOMESTIC CORPORATIONS

  (Please read instructions and Paperwork Reduction Act notice on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982, as amended (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.   The present name of the corporation is: CMI INTERNATIONAL, INC.

2. The corporation identification number (CID) assigned by the Bureau is: 0 4 5 - 1 5 5

3.   The location of its registered office is:

     28240 Grand River            Farmington                       48024
    ----------------------------------------------,  Michigan ------------------
     (Street Address)               (City)                       (ZIP code)

4. Article VII of the Restated Articles of Incorporation is hereby amended to read as follows:

     A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for a breach of the director's fiduciary duty. However, this provision does not eliminate or limit the liability of a director for any of the following reasons:

          (i) A breach of the director's duty of loyalty to the Corporation or its shareholders.

          (ii) Acts or omissions not in good faith or that involve intentional misconduct or knowing violation of the law.

          (iii) A violation of Section 551(1) of the Michigan Business Corporation Act.

          (iv) A transaction from which the director derived an improper personal benefit.

          (v) An act or omission occurring before the filing of this Certificate of Amendment.

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES: OTHERWISE, COMPLETE SECTION (b)

a. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the______ day of______, 19___ in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.
     Signed this_____ day of_________________________________________, 19_______

       _________________________________      __________________________________

       _________________________________      __________________________________

       _________________________________      __________________________________

       _________________________________      __________________________________

   (Signatures of all incorporators: type or print name under each signature)

b. [X] The foregoing amendment to the Articles of Incorporation was duly adopted on the 20th day of, May, 1987. The amendment: (check one of the following)

       [X] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of this amendment.

       [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

       [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

       [ ] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

                                    Signed this 20th day of May, 1987

                                    By /s/ RICHARD A. NAWROCKI
                                       -----------------------------------------
                                                      (Signature)

                                    RICHARD A. NAWROCKI   Vice President-Finance
                                  ----------------------------------------------
                                    (Type of Print Name)   (Type or Print Title)

C&6-515 (REV. 11-85)

DOCUMENT WILL BE RETURNED TO NAME MAILING ADDRESS     Name of person or
INDICATED IN THE BOX BELOW. Include name, street      organization
and number (or P.O. box), city, state and ZIP code.   remitting fees:

                                                      __________________________

                                                      __________________________

        David L. Tennent                              Preparer's name and
        801 W. Big Beaver Rd, Ste. 500                business telephone number:
        Troy, MI 48084
                                                      David L. Tennent

                                                      (313 ) 362-1300

                          INFORMATION AND INSTRUCTIONS

1. This form is issued under the authority of Act 284, P.A. of 1972, as amended, and Act 162, P. A. of 1982, as amended. The amendment cannot be filed until this form, or a comparable document,is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since, this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4 -- The entire article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators listed in Article V of the Articles of Incorporation. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.   FEES: Filing fee (Make remittance payable to State of Michigan)
          ............ $10.00 Franchise fee for profit corporations (payable only if authorized capital stock has increased) --1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

9.   Mail form and fee to:
       Michigan Department of Commerce
       Corporation and Securities Bureau
       Corporation Division
       P.O. Box 30054
       Lansing, MI 48909
       Telephone: (517) 373-0493

GOLD SEAL APPEARS ONLY ON ORIGINAL

          NOTE: THE FOLLOWING ANNUAL REPORT HAS BEEN INCLUDED WITHIN THE RECORD FOR THIS CORPORATION DUE TO THE FILING OF A CHANGE OF REGISTERED OFFICE AND/OR RESIDENT AGENT ON THE ANNUAL REPORT. THE PRESENCE OF THIS REPORT IN NO WAY IMPLIES THAT THE REPORT ITSELF, OTHER THAN THE INFORMATION RELATED TO THE CHANGE OF REGISTERED OFFICE AND/OR RESIDENT AGENT, HAS BEEN ACCEPTED BY THE CORPORATION AND SECURITIES BUREAU.

GOLD SEAL APPEARS ONLY ON ORIGINAL

CAS 2900(DEV 10-87)
MICHIGAN DEPARTMENT
OF COMMERCE
                               FOR BUREAU USE ONLY




                1988 MICHIGAN ANNUAL REPORT - PROFIT CORPORATIONS
                (Please read Instructions before completing form)

     This report shall be filed by all profit corporations before May 16, 1988 showing the corporate condition at the close of business on December 31 or upon the date of the close of the latest fiscal year next preceding the time for filing. The report is required in accordance with the provisions of Section 911, Act 284, Public Acts of 1972, as amended. Penalties may be assessed under the Act for failure to file.

--------------------------------------------------------------------------------
This Report Must                Report of Condition on           Insert
be Filed before  May 16, 1988   December 31, 1987 or 05/31/1987  Corporation
                                                                 Number 045155
--------------------------------------------------------------------------------

1. Corporate Name
--------------------------------------------------------------------------------

CMI INTERNATIONAL                                                            7
30333 SOUTHFIELD ROAD                                                        8
SOUTHFIELD, MI 48076                                                         9

--------------------------------------------------------------------------------
2. Resident Age - do not after  4. Federal Employee No.   5. Term of Existence
   preprinted information in the
   item or item 3.

   RAY H. WITT                       38--1650061               12/28/1990
--------------------------------------------------------------------------------
3. Registered Office Address   8. Incorporation Date   7. State of Incorporation

   in Michigan-No., Street,       12/28/1960                       MI
   City, Zip                   -------------------------------------------------

   28240 GRAND RIVER           8. Date of Admittance   9. Act Under Which
   FARMINGTON, 48024              (Foreign Corp.)         Incorporated (if other
                                                          than 1931, P.A. 327 or
                                                          1972, P.A. 284)

--------------------------------------------------------------------------------

10. (DOMESTIC CORPORATIONS ONLY) COMPLETE THIS SECTION ONLY IF THE RESIDENT AGENT IN ITEM 2 OR THE REGISTERED OFFICE IN ITEM 3 HAS CHANGED

a. The name of the successor resident agent is: ________________________________

b. The address of the registered office is changed to:

   30333 SOUTHFIELD ROAD      SOUTHFIELD       , Michigan   48076
   ---------------------      ----------                  ----------
      (Street Address)          (City)                    (Zip Code)

c. The mailing address of the registered office if different than above is:

                                               , Michigan
   --------------------------------------------           ----------
   (Address)                    (City)                    (Zip Code)

   ADD $5.00 TO THE $15.00 ANNUAL REPORT           FIELD BY DEPARTMENT JUN 8 '88
   FILING FEE IF THIS SECTION IS COMPLETED


11. Principal business office, and, if different, principal place of business in
    Michigan:   Principal Office = SOUTHFIELD MI   Principal Place =

12. Nature and type of business in which corporation is engaged: SALES, DESIGN & POURING OF METAL CASTINGS

13. a. Name of parent corporation:  N/A

    b. List any subsidiary corporations: (See Attached Schedule For Subsidiary Corporations)

14. Corporate Stock Report - Total Authorized Capital Stock (Not merely outstanding)

------------------------------------------------------------------------------------------------------------
a. Share with       No. of Shares Authorized    Par-Value         Total Authorized      Amount       Amount
   Par Value              With Par-Value        Per Share              Capital        Subscribed     Paid-in
------------------------------------------------------------------------------------------------------------
    COMMON                     500000             $1.000               $500000            $0         $287522

------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
b. Shares Without   No. of Shares Authorized    Shared Value      No. of Shares         Amount       Amount
     Par Value          Without Par-Value        Par Share    Subscribed or Issued    Subscribed     Paid-in

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                    0608 1988 3108 0513                                                          MAY 16 1988


GOLD SEAL APPEARS ONLY ON ORIGINAL

15. The following is a statement of assets and liabilities as shown by the books of the corporation on December 31, 1987 or 05/31/1987 (close of fiscal year next preceding May 15, 1988) listed separately as to property within and without Michigan. The balance sheet of a Michigan Corporation must be the same balance sheet as furnished to shareholders.

                                                 WITHIN      WITHOUT
           ASSETS                     TOTAL     MICHIGAN     MICHIGAN        LIABILITIES AND EQUITY
           ------                     -----     --------     --------        ----------------------
Cash............................       75755       75755        0        Notes and Accts Payable, Trade............       10702
                                    --------    --------     ----                                                      --------
Notes and Accts Receivable......     1444106     1444106        0        Notes and Accts Payable, Other............    27851840
                                    --------    --------     ----                                                      --------
Inventories.....................           0           0        0        Accrued Expenses.........................       532630
                                    --------    --------     ----                                                      --------
Prepaid Expenses................       77189       77189        0        Long Term Indebtedness....................     4952189
                                    --------    --------     ----                                                      --------
Non-current Notes and                                                    Reserves and Contigent
   Accounts Receivable..........           0           0        0        Liabilities
                                    --------    --------     ----
Land............................     1047625     1047625        0           Deferred income Tax....................      102000
                                    --------    --------     ----                                                      --------
Depreciable Assets                                                       ..........................................           0
                                                                                                                       --------
   Machinery & Equipment........      292000      292000        0        ..........................................           0
                                    --------    --------     ----                                                      --------
   Furniture and Fixtures.......       64699       64699        0        ..........................................           0
                                    --------    --------     ----                                                      --------
   Buildings....................     1008566     1008566        0        Stockholders Equity
                                    --------    --------     ----
   Other........................           0           0        0           Common Stock (par value)...............      287522
                                    --------    --------     ----                                                      --------
   TRANS. EQUIP..................     203038      203038        0           Preferred Stock (par value)............           0
                                    --------    --------     ----                                                      --------
   .............................           0           0        0           No Par Value Stock
                                    --------    --------     ----             (stated value).......................           0
   Less Depreciation............      218099      218099        0                                                      --------
                                    --------    --------     ----           Additional Paid-in Capital.............      393780
                                                                                                                       --------
   Net Depreciable Assets.......     1350204     1350204        0           Retained Earnings (deficit)............    15293072
                                    --------    --------     ----                                                      --------
Investments                                                                 Other..................................           0
   Investments in Subsidiaries..     5087099     5087099        0                                                      --------
                                    --------    --------     ----              Total Stockholders Equity               15030572
   Other Investments............      433183      433183        0                                                      --------
                                    --------    --------     ----
Other Assets....................    38964772    38964772
                                    --------    --------     ----
TOTAL ASSETS                        48479933    48479933        0        TOTAL LIABILITIES & EQUITY                     48479933

16. Corporate Officers and Directors


                          OFFICE           NAME, STREET & NUMBER, CITY, STATE & ZIP CODE
-----------------------------------------------------------------------------------------
                         President          RAY H. WITT
                                            30333 SOUTHFIELD ROAD, SOUTHFIELD, MI 48076
-----------------------------------------------------------------------------------------
                         Secretary          W. FRANK SUIT
    It                                      30333  SOUTHFIELD ROAD, SOUTHFIELD, MI 48076
                       ------------------------------------------------------------------
Different                Treasure
                       ------------------------------------------------------------------
   than                Vice-President       RICHARD A. NAWROCKI
President                                   30333 SOUTHFIELD ROAD, SOUTHFIELD, MI 48076
-----------------------------------------------------------------------------------------
                          Director          ROLAND P. JONES, VICE-PRESIDENT
                                            30333 SOUTHFIELD ROAD, SOUTHFIELD, MI 48076
                       ------------------------------------------------------------------
    It
                          Director
Different              ------------------------------------------------------------------
                          Director
   than                ------------------------------------------------------------------
                          Director
 Officers              ------------------------------------------------------------------
                          Director
                       ------------------------------------------------------------------
                          Director

17. Is 51% or more of this corporation owned and controlled by woman/women?
    [ ] Yes [X] No
    (A response to this question is voluntary and will be used for statistical purposes only).

18. The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors. After filing, this report is open to reasonable inspection by the public pursuant to Section 915, Act 284, Public Acts of 1972, as amended.

Filing Fee $15.00 (without change  Signed this 13th day of MAY, 1988.

of agent or registered office)     By /s/ [W. FRANK SUIT]

Filing Fee $20.00 (without change     ------------------------------------------
of agent or registered office in      (Signature of Authorized Officer or Agent)
item 10)

MAKE REMITTANCE PAYABLE TO: "STATE    W. FRANK SUIT, SECRETARY
OF MICHIGAN"                          ------------------------------------------

RETURN TO:                                  (Type or Print Name and Title)

 DEPARTMENT OF COMMERCE
 CORPORATION AND SECURITIES BUREAU    * If item 10 has been completed, this
 CORPORATION DIVISION                   report must be signed by the president,
 6546 MERCANTILE WAY                    vice-president, chairperson,
 P.O. BOX 30057  0608 1988 3108 0514    vice-chairperson, secretary or
 LANSING, MICHIGAN 42909                assistant secretary of the corporation.

GOLD SEAL APPEARS ONLY ON ORIGINAL

C&6-515 (REV. 5-87)                                 923D#3515 0205 DRG&FI $10.00

      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU

   (FOR BUREAU USE ONLY)              FIELD                Date Received

                                                           FEB 05 1992
                                   FEB 18 1992    924E#2243 0219 ORG&FI $1502.50

                                  Administrator
                        MICHIGAN DEPARTMENT OF COMMERCE
                        Corporation & Securities Bureau

       CERTIFICATE OF AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION
                        FOR USE BY DOMESTIC CORPORATIONS

   (Please read instructions and Paperwork Reduction Act notice on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982, as amended (nonprofit corporations), the undersigned executes the following Certificate:

1.   The present name of the corporation is:      CMI INTERNATIONAL, INC.

2.   The corporation identification number
     (CID) assigned by the Bureau is:  045-155

3.   The location of its registered office is:

     30333 Southfield Road              Southfield     , Michigan    48076
     ---------------------              ----------                 ----------
        (Street Address)                  (City)                   (ZIP Code)


4. Article III of the Restated Articles of Incorporation is hereby amended to read as follows:

       The total authorized capital stock is:

          1.   Common Shares: 3,000,000 Par Value Per Share $.10

          2.   Non-Voting Common Shares: 3,000,000 Par Value Per Share $.10

          3. A Statement of all or any of the relative rights, preferences and limitations of the shares of such class is as follows:

                    The Non-Voting Common Shares are identical to Common Shares in every respect expect Non-Voting Common Shares do not have voting privileges for any purpose whatsoever.

                    Shareholders shall have no preemptive rights to subscribe for additional shares

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the _____ day of _______, 19____ , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.
       Signed this_______________ day of_____________________________ , 19______

       _________________________________  ______________________________________

       _________________________________  ______________________________________

       _________________________________  ______________________________________

       _________________________________  ______________________________________
   (signatures of all incorporators; type or print name under each signature)

b. [X] The foregoing amendment to the Articles of Incorporation was duly adopted on the 30th day of, January , 1992. The amendment: (check one of the following)

     [X] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

     [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

     [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

     [ ] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

                              Signed this 30 day of Jannuary, 1992

                              By /s/ RICHARD A. NAWROCKI
                                 -----------------------------------------------
                                                 (Signature)

                              RICHARD A. NAWROCKI, Vice President-Finance
                              --------------------------------------------------
                              (Type or Print Name)         (Type or Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING     Name of person or organization
ADDRESS INDICATED IN THE BOX BELOW. Include       remitting fees:
name, street and number (or P.O. box), city,
state and ZIP code.                               Dean & Fulkerson

Dean & Fulkerson                                  ______________________________
801 W. Big Beaver Rd. Ste. 500                    Preparer's name and business
Troy, MI 48084                                    telephone number:

                                                  David L. Tennent

                                                  (313) 362-1300

                          INFORMATION AND INSTRUCTIONS

1. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

    Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4 -- The article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators listed in Article V of the Articles of Incorporation. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.  FEES: Filing fee (Make remittance payable to State of Michigan).............
          $10.00 Franchise fee for profit corporations (payable only if authorized capital stock has increased--1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

9.  Mail form and fee to:
          Michigan Department of Commerce
          Corporation and Securities Bureau
          Corporation Division
          P.O. Box 30054
          6546 Mercantile Way
          Lansing, MI 48909
          Telephone: (517) 334-6302

GOLD SEAL APPEARS ONLY ON ORIGINAL

                         CORPORATION INFORMATION UPDATE
                            (formerly Annual Report)
                                      1998

[ ] To certify there are no changes from your previous        FILING FEE: $15.00
    filing check this box and skip to Item 6.

--------------------------------------------------------------------------------
                              FOR BUREAU USE ONLY
--------------------------------------------------------------------------------
        045155         THE OFFICE IS LOCATED AT: RETURN TO:
                            6546 MERCANTILE WAY     MICHIGAN DEPARTMENT OF
                            LANSING MI 48910        CONSUMER AND INDUSTRY
IDENTIFICATION NUMBER       (517) 334-6300          SERVICES CORPORATION,
                                                    SECURITIES AND LAND
                                                    DEVELOPMENT BUREAU
                                                    P.O. BOX 30057
                                                    LANSING MI 48909-7557
--------------------------------------------------------------------------------
Corporate Name and Mailing Address
            CMI INTERNATIONAL, INC.
            30333 SOUTHFIELD RD.
            SOUTHFIELD MI 48076
                                            FILED BY DEPARTMENT JUN 22 1998
--------------------------------------------------------------------------------
Registered Office Address in Michigan - NO., STREET, CITY, ZIP   Resident Agent
      30333 SOUTHFIELD RD.                                           RAY H. WITT
      SOUTHFIELD                              48076
--------------------------------------------------------------------------------

IF THERE ARE CHANGES FROM YOUR PREVIOUS FILING, YOU MUST COMPLETE ITEMS 1 THROUGH 6.

1. Mailing address of registered office        2. Resident Agent if different
   if different that preprinted information       than above
   above
                                                      Richard A. Nawrocki
--------------------------------------------------------------------------------
3. Address of registered office if different than preprinted information above
   - NO., STREET, CITY, ZIP

4. Describe the general nature and kind of business in which the corporation is engaged:

----------------------------------------------------------------------------------------------------
5.                             NAME                          BUSINESS OR RESIDENCE ADDRESS
----------------------------------------------------------------------------------------------------
             President
                      Richard A. Nawrocki              30333 Southfield Rd. Southfield, Mi 48076
             ---------------------------------------------------------------------------------------
             Vice President
                      Robert Fiolek    Renee Weinman   30333 Southfield Rd. Southfield, Mi 48076
   If        ---------------------------------------------------------------------------------------
different    Secretary
  than                Larry D. Schwentor               30333 Southfield Rd. Southfield, Mi 48076
President    ---------------------------------------------------------------------------------------
             Treasurer
                      Renee Weinman                    30333 Southfield Rd. Southfield, Mi 48076

             ---------------------------------------------------------------------------------------
   If        Director
different             Ray H. Witt                      30333 Southfield Rd. Southfield, MI 48076
  than       ---------------------------------------------------------------------------------------
 Officers    Director
                      Robert Herr                      30333 Southfield Rd. Southfield, MI 48076
             ---------------------------------------------------------------------------------------
             Director
                      Gary Ruff                        30333 Southfield Rd. Southfield, MI 48076
----------------------------------------------------------------------------------------------------

The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors.

If space is insufficient, you may include additional pages. PLEASE DO NOT STAPLE ADDITIONAL PAGES TO THIS REPORT.

ENCLOSE $15.00 MADE PAYABLE TO THE STATE OF MICHIGAN. THIS REPORT MUST BE FILED ON OR BEFORE MAY 15

6. Signature of an authorized officer           Title              Date
   or agent of the corporation                        Secretary          5/11/98

[ILLEGIBLE]

Required by Section 911, Act 284, Public Acts of 1972, as amended. Failure to file this report may result in the dissolution of the corporation.

                                                                     MAY 14 1998

GOLD SEAL APPEARS ONLY ON ORIGINAL

         199898 MICHIGAN ANNUAL REPORT - LIST OF SUBSIDIARY CORPORATIONS

NAME OF CORPORATION CMI INTERNATIONAL, INC.
                   -------------------------------------------------------------
                                                        CID #   045155
-------------------------------------------------------      -------------------

SUBSIDIARY CORPORATIONS:

CMI-CAST PARTS, INC.                           PROCESS CONTROL AUTOMATION, INC.
--------------------------------------------------------------------------------

CMI-COMMUNICATIONS, INC.
--------------------------------------------------------------------------------

CMI-COMPETITIVE SOLUTIONS, INC.                CMI-VENTURES, INC.
--------------------------------------------------------------------------------

CMI-DEARBORN, INC.                             CMI-NORWAY, INC.
--------------------------------------------------------------------------------

CMI-DYNAMICS, INC.                             CMI-TECH CAST, INC.
--------------------------------------------------------------------------------

CMI-EQUIPMENT & ENGINEERING, INC.              CMI-ENTERPRISES, INC.
--------------------------------------------------------------------------------

    -CMI-SCHNEIBLE COMPANY
--------------------------------------------------------------------------------

    -SUMMERFIELD REALTY CORPORATION
--------------------------------------------------------------------------------

CMI-HEALTH & TENNIS CLUB, INC.
--------------------------------------------------------------------------------

CMI-MANAGEMENT SERVICES, INC.
--------------------------------------------------------------------------------

CMI-NOREN, INC.
--------------------------------------------------------------------------------

CMI-POLYMERS, INC.
--------------------------------------------------------------------------------

CMI-PRECISION MOLD, INC.
--------------------------------------------------------------------------------

CMI-TRANSPORTATION, INC.
--------------------------------------------------------------------------------

CMI-SERVICES, INC.
--------------------------------------------------------------------------------

CMI-SOUTHFIELD, INC.
--------------------------------------------------------------------------------

CMI-TECH CENTER, INC.
--------------------------------------------------------------------------------

    -T C REALTY, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ILLEGIBLE]                                   [ILLEGIBLE]

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
               CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Data Received                                              (FOR BUREAU USE ONLY)

FEB 04 1999
----------------------------------------------

                   Due to administrative correction               FILED
                   file date changed from 2/4/99
                   to 2/3/99. LZ   5-12-99                     FEB 03 1999
----------------------------------------------
Name
 Daniel M. Sandberg
----------------------------------------------
Address                                                        Administrator
 38481 Huron River Drive                                        [ILLEGIBLE]
----------------------------------------------
City             State             Zip Code
 Romulus      MI             48174              EFFECTIVE DATE
----------------------------------------------
- Document will be returned to the name and address you enter above -

                      CERTIFICATE OF MERGER / CONSOLIDATION
            FOR USE BY DOMESTIC PROFIT AND/OR NONPROFIT CORPORATIONS
           (Please read information and instructions on the last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), and/or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporations execute the following certificate.

1. THE PLAN OF MERGER (CONSOLIDATION) IS AS FOLLOWS:

   a. The name of each constituent corporation and its identification number is:

      CMI International, Inc.                                           045-155
--------------------------------------------------------------------------------

      HL-CMI Holding Co.                                                030-58A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   b. The name of the surviving (new) corporation and its identification number is:

      CMI International, Inc.                                           045-155
--------------------------------------------------------------------------------

   c. For each constituent stock corporation, state:

                            Designation and
                         number of outstanding  Indicate class or  Indicate class or
                         shares in each class    series of shares   series entitled
Name of corporation           or series          entitled to vote  to vote as a class
CMI International, Inc.     2,471,356 Common          Common              None
-----------------------  ---------------------  -----------------  ------------------

                         2,392,790 Non-Voting
                                Common
-----------------------  ---------------------  -----------------  ------------------

-----------------------  ---------------------  -----------------  ------------------

HL-CMI Holding Co.           1,000 Common             Common              None
-----------------------  ---------------------  -----------------  ------------------

-----------------------  ---------------------  -----------------  ------------------

If the number of shares is subject to change prior to the effective date Of the merger or consolidation, the manner in which the change may occur is as follows:

GOLD SEAL APPEARS ONLY ON ORIGINAL

2. (COMPLETE FOR ANY PROFIT CORPORATION ONLY)

   a. The manner and basis of converting shares are as follows:

      See Exhibit A attached.

   b. The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

      The Articles of the surviving corporation are restated as attached.

   c. The plan of merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

3. (COMPLETE FOR ANY NONPROFIT CORPORATION ONLY)

   a) If it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

   b) If it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.

   c) State the terms and conditions of the proposed merger or consolidation, including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving or consolidated corporation, or into cash or other consideration.

   d) If a consolidation, the Articles of Incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

   e) Other provisions with respect to the merger (consolidation) are as follows:

4. (COMPLETE FOR ANY FOREIGN CORPORATION ONLY)
   This merger (consolidation) is permitted by the laws of the state of the jurisdiction under which ________________________________________________
                                           (name of foreign corporation)

   is organized and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

5. (COMPLETE ONLY IF AN EFFECTIVE DATE IS DESIRED OTHER THAN THE DATE OF FILING. THE DATE MUST BE NO MORE THAN 90 DAYS AFTER RECEIPT OF THIS DOCUMENT IN THIS OFFICE.)

   The merger (consolidation) shall be effective on the__________ day of ________________, 19 _________

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
6. TO BE COMPLETED BY MICHIGAN PROFIT CORPORATIONS ONLY (Complete either part a or b for each corporation.)

   a) The plan of merger was approved by the unanimous consent of the incorporators of _________________________________________________________
      _________________________________ a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

_______________________________________  _______________________________________
      (Signature of Incorporator)              (Signature of Incorporator)

_______________________________________  _______________________________________
      (Signature of Incorporator)             (Signature of Incorporator)

   b) The plan of merger was approved by

      [ ] the Board of Directors of ___________________________________________,
          the surviving Michigan corporation, without approval of the shareholders in accordance with Section 701 of the Act.

      [X] the Board of Directors and the shareholders of the following Michlgan corporation(s) in accordance with Section 703a of the Act:

        CMI International, Inc.                    HL - CMI Holding Co.
---------------------------------------  ---------------------------------------
        (Name of Corporation)                     (Name of Corporation)

By         Richard A. Nawrocki              By        Daniel M. Sandberg
   ------------------------------------     ------------------------------------
   (Signature of President, Vice-           (Signature of President, Vice-
   President, Chairperson or Vice-          President, Chairperson or Vice-
             Chairperson)                             Chairperson)

     Richard A. Nawrocki, President         Daniel M. Sandberg, Vice President
---------------------------------------  ---------------------------------------
     (Type or Print Name and Title)          (Type or Print Name and Title)

7. TO BE COMPLETED BY MICHIGAN NONPROFIT CORPORATIONS ONLY

The plan of merger or consolidation was approved by

[ ] the Borad of Directors and shareholders or members of the following Michigan corporation(s) in accordance with Sections 701 and 703(1) and (2) of the
    Act:

[ ] the Board of Directors of the following Michigan corporation(s) organized on a directorship basis in accordance with Section 703(3) of the Act:

_______________________________________  _______________________________________
         (Name of Corporation)                   (Name of Corporation)

BY ____________________________________  BY ____________________________________
   (Signature of President, Vice-           (Signature of President, Vice-
   President, Chairperson or Vice-          President, Chairperson or Vice-
             Chairperson)                             Chairperson)

_______________________________________  _______________________________________
    (Type or Print Name and Title)            (Type or Print Name and Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                    EXHIBIT A
                                       TO
                       CERTIFICATE OF MERGER/CONSOLIDATION
                                       FOR
                            CMI INTERNATIONAL, INC.
                                       AND
                              HL - CMI HOLDING CO.

         The manner and basis of converting the shares of each of the constituent corporations is as follows:

         1. Each share of HL - CMI Holding Co. issued and outstanding immediately prior to the effectiveness of the merger shall, by virtue of the merger and without any action on the part of the holder thereof, be converted into one share of CMI International, Inc. ("CMI") and such shares shall continue after the effectiveness of the merger.

         2. Each share of CMI issued and outstanding immediately prior to the effectiveness of the merger shall, by virtue of the merger and without any action on the part of the holder thereof, be canceled in exchange for the right to receive case in an amount equal to the (x) the sum of (A) $605,000,000 less
(B) the Funded Debt Amount (as defined below) immediately prior to the effective time of the merger plus (C) cash and cash equivalents immediately prior to the effective time of the merger and less (D) certain expenses of the merger, divided by (y) the number of issued and outstanding shares at the effective time of the merger.

         "Funded Debt Amount" means, as of the data of determination, the liabilities and obligations of CMI (on a consolidated basis) with respect to the outstanding principal amount of all indebtedness for borrowed money plus accrued interest thereof and all fees, expenses, prepayment penalties (but only to the extent such prepayment penalty is required to be paid as a result of the merger and pursuant to the terms of the relevant debt document) and other charges as of such date (but not including the indebtedness of joint ventures of CMI and its subsidiaries).

GOLD SEAL APPEARS ONLY ON ORIGINAL

                       RESTATED ARTICLES OF INCORPORATION
                     FOR USE BY DOMESTIC PROFIT CORPORATIONS
             (Please read information and instructions on last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

1. The present name of the corporation is:
                                 CMI International, Inc.

2. The identification number assigned by the Bureau is: 045-155

3. All former names of the corporation are:

                                 Cast Metal Industries, Inc.

4. The date of filing the original Articles of Incorporation was: December 28, 1960

         The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

ARTICLE I

The name of the corporation is:

                            CMI International, Inc.

ARTICLE II

The purpose or purposes for which the corporation is formed are:

to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE III

The total authorized shares:

     Common Shares  60,000               Preferred shares  -0-

     A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

ARTICLE IV

1. The address of the current registered office is:

   38481 Huron River Drive        Romulus        , Michigan  48174
   ---------------------------------------------            -------------
     (Street Address)             (City)                     (Zip Code)

2. The mailing address of the current registered office if different than above:
                                                 , Michigan
   ---------------------------------------------            ---------------
    (Street Address or P.O.Box)      (City)                  (Zip Code)

3. The name of the current resident agent is: Daniel M. Sandberg

ARTICLE V (Optional, Delete if not applicable)

When a compromise or arrangement of a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. It a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VI (Optional, Delete if not applicable.)

Any action required or permitted by the Act to be taken at an annual or special meeting or shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents dated not more than 10 days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented in writing.

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                   ATTACHMENT
                                       TO
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                             CMI INTERNATIONAL, INC.
                                 CID # 045-155

ARTICLE VII

         Each director of the Corporation shall not be personally liable to the corporation or its shareholders for monetary damages for the breach of the director's fiduciary duty as a director; provided, however, this Article does not eliminate or limit any liability a director may otherwise have for any of the following:

(i) A breach of such director's duty of loyalty to the corporation or its shareholders;

(ii) Acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

(iii)    A violation of Section 551(1) of the Michigan Business Corporation Act;
         or

(iv) A transaction from which such director derived an improper personal benefit.

Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
               CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                                        (FOR BUREAU USE ONLY)
JUN 21 1999
                                                            FILED
-------------------------------------------
Name
         517-663-2525 Ref # 94118                        JUN 21 1999
Address  Attn: Cheryl J. Bixby                          Administrator
         MICHIGAN RUNNER SERVICE              CORP. SECURITIES & LAND DE. BUREAU

City     P.O. Box 266
         Eaton Rapids, MI 48827               EFFECTIVE DATE: ------------------
 - DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE -

            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                     FOR USE BY DOMESTIC PROFIT CORPORATIONS
          (Please read Information and instructions on the last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.  The present name of the corporation is: CMI INTERNATIONAL, INC.

2.  The identification number assigned by the Bureau is: 045-155

3.  The location of its registered office is:

30333 Southfield Road                  Southfield, Michigan      48076
--------------------------------------------------            -------------
      (Street Address)                   (City)                 (ZIP Code)

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

    The name of the corporation is HAYES LEMMERZ INTERNATIONAL - CMI, INC.

Article IV of the Articles of Incorporation is hereby amended to read as follows:

1. The address of the registered office is 15300 Centennial Drive, Northville, Michigan 48167.

3.  The name of the resident agent at the registered office is Patrick B. Carey.

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

    The foregoing amendment to the Articles of Incorporation was duly adopted on the______day of_____, 19_____, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

         Signed this_______________ day of _____________ , 19 _______.

________________________________________   _____________________________________
              (Signature)                               (Signature)

________________________________________   _____________________________________
         (Type or Print Name)                      (Type or Print Name)

________________________________________   _____________________________________
              (Signature)                              (Signature)

________________________________________   _____________________________________
         (Type or Print Name)                      (Type or Print Name)

6. (FOR PROFIT CORPORATIONS, AND FOR NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATIONS IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

    The foregoing amendment to the Articles of Incorporation was duly adopted on the 30th day of April, 1999 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

    [ ] at a meeting. The necessary votes were cast in favor of the amendment.

    [ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
        Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

    [X] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

        Signed this 17th day of June, 1999

        By /s/ W. D. Shovers
          ----------------------------------------------------------------------
         (Signature of President, Vice-President, Chairperson, Vice-Chairperson)

                   William D. Shovers                   Vice-President
          ----------------------------------------------------------------------
                  (Type or Print Name)              (Type or Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
               CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                            (FOR BUREAU USE ONLY)
JUN 28 1999
                                                           FILED

                                                        JUN 28 1999
-----------------------
517-663-2525 Ref #94366
Attn: Cheryl J. Bixby                                   Administrator
MICHIGAN RUNNER SERVICE                      CORP. SECURITIES & LAND DEV, BUREAU
P.O. Box 266
Eaton Rapids, MI 48827                         EXPIRATION DATE: DECEMBER 31,2004
--------------------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE -

                           CERTIFICATE OF ASSUMED NAME
 FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The true name of the corporation, limited partnership, or limited liability company is:

    HAYES LEMMERZ INTERNATIONAL - CMI, INC. [X]

2.  The identification number assigned by the Bureau is: 045-155

3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

    15300 Centennial Drive          Northville       Michigan      48167
    ----------------------------------------------------------------------------
          (Street Address)            (City)          (State)    (ZIP Code)

4.  The assumed name under which business is to be transacted is:

    CMI INTERNATIONAL, INC.

 COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

         Signed this 17th day of June, 1999

         By /s/ W. D. Shovers
            ---------------------------------------------------
                              (Signature)
         William D. Shovers               Vice President
         -----------------------------------------------------
         (Type or Print Name)         (Type or Print Title)

         _____________________________________________________
                      (Limited Partnership Only [ILLEGIBLE]

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                          BUREAU OF COMMERCIAL SERVICES
--------------------------------------------------------------------------------
Date Received                         (FOR BUREAU USE ONLY)
-------------                                                  FILED
              This document is effective on the
              date filed, unless a subsequent               APR 22 2002
              effective date within 90 days after        CIS Administrator
              received date is stated in the       BUREAU OF COMMERCIAL SERVICES
              document.                                     [ILLEGIBLE]

-----------------------------------------------
Name
        Kelly Brushaber
-----------------------------------------------
Address
         15300 Centennial Drive
-----------------------------------------------
City              State            Zip Code
   Northville       MI              48167                EFFECTIVE DATE:
-----------------------------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE -
     IF LEFT BLANK DOCUMENT WILL BE MAILED TO THE REGISTERED OFFICE.

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS AND LIMITED LIABILITY COMPANIES
           (Please read information and instruction on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

1.  The name of the corporation or limited liability company is:

    Hayes Lemmerz International - CMI, Inc.

2.  The Identification number assigned by the Bureau is: 045-155

3.  a. The name of the resident agent on file with the Bureau is:
       Patrick B. Carey

    b. The location of the registered office on file with the Bureau is:

         15300 Centennial Drive, Northville,  Michigan         48167
         ----------------------------------                -------------
                (Street Address)  (City)                      (ZIP Code)

    c. The mailing address of the above registered office on file with the Bureau is:

         Same as above                       ,  Michigan
         ------------------------------------                ------------
         (Street Address or P.O. Box)  (City)                 (ZIP Code)

  ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4.  a. The name of the resident agent is: Patrick C. Cauley

    b. The address of the registered office is:

         15300 Centennial Drive, Northville,  Michigan     48167
         ----------------------------------                -------------
               (Street Address)  (City)                       (ZIP Code)

    c. The mailing address of the registered office IF DIFFERENT THAN 4B is:

                                                Michigan
          -----------------------------------,               ------------
          (Street Address or P.O. Box) (City)                 (ZIP Code)

5.  The above changes were authorized by resolution duly adopted by: 1. ALL
    CORPORATIONS: its Board of Directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed.

6. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.

Signature                   Type or Print Name and Title       Date Signed

/s/ [ILLEGIBLE]             Larry Karenko, Vice President      April 9, 2002

GOLD SEAL APPEARS ONLY ON ORIGINAL